                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                     May 1, 2002
                                                                     -----------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                           (Originator of the Issuer)

                       FIRST USA CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)

                            BANK ONE ISSUANCE TRUST)
                              (Issuer of the Notes)
             (Exact name of registrant as specified in its charter)

   Laws of the United States                 333-67076                    51-0269396
   -------------------------                 ---------                    ----------
(State or other jurisdiction of      (Commission File Number)    (IRS Employer Identification
incorporation or organization)                                              Number)


201 North Walnut Street, Wilmington, Delaware                            19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                  (302)594-4000
-----------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

        On May 1, 2002, the Bank One Issuance Trust, a Delaware statutory business trust (the "Trust") and First USA Bank, National Association (the "Bank"), a wholly owned subsidiary of BANK ONE CORPORATION, completed the securitization of approximately $500,000,000 of credit card receivables. The securitization consists of $250,000,000 Class B(2002-1) notes and $250,000,000 Class C(2002-1) notes.

        The Class B(2002-1) notes and the Class C(2002-1) notes are part of a series of notes called the ONEseries. The ONEseries will consist of Class A notes, Class B notes and Class C notes. The Class B(2002-1) notes are a tranche of the Class B notes of the ONEseries. Interest and principal payments on the Class B notes of the ONEseries are subordinated to payments on Class A notes of the ONEseries. The Class C(2002-1) notes are a tranche of the Class C notes of the ONEseries. Interest and principal payments on the Class C notes of the ONEseries are subordinated to payments on Class A notes of the ONEseries and Class B notes of the ONEseries.

        The Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.    Financial Statement, Pro Forma Financial Information and Exhibits

The following exhibits are filed as a part of this report:

(1.1a) Underwriting Agreement of Bank One Issuance Trust dated as of April 24, 2002 between First USA Bank, National Association and Banc One Capital Markets, Inc., as Representative of the Underwriters set forth therein.

(1.1b)     Class B(2002-1) Underwriting Terms Agreement

(1.1c)     Class C(2002-1) Underwriting Terms Agreement

(4.1) Indenture dated as of May 1, 2002 between Bank One Issuance Trust as Issuer and Wells Fargo Bank Minnesota, National Association as Indenture Trustee.

(4.2) Asset Pool Supplement dated as of May 1, 2002 between Bank One Issuance Trust as Issuer and Wells Fargo Bank Minnesota, National Association as Indenture Trustee and Collateral Agent.

(4.3) Indenture Supplement dated as of May 1, 2002 between Bank One Issuance Trust as Issuer and Wells Fargo Bank Minnesota, National Association as Indenture Trustee and Collateral Agent.

(4.4a) Amended and Restated Pooling and Servicing Agreement for First USA Credit Card Master Trust, dated as of March 28, 2002, and certain other related agreements as exhibits thereto.

(4.4d) Series 2002-CC Supplement to the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 2002 between First USA Bank, National Association as Transferor and Servicer and The Bank of New York (Delaware) as Trustee for the First USA Credit Card Master Trust.

(4.5) Transfer and Servicing Agreement dated as of May 1, 2002 among First USA Bank, National Association as Originator, Administrator and Servicer, Bank One Issuance Trust as Issuer and Wells Fargo Bank Minnesota, National Association as Indenture Trustee and Collateral Agent.

(4.10a) Trust Agreement dated as of April 24, 2002 between First USA Bank, National Association as Transferor and Wilmington Trust Company as Owner Trustee.

(4.10b) Bank One Issuance Trust Amended and Restated Trust Agreement dated as of May 1, 2002 between First USA Bank, National Association as Transferor and Wilmington Trust Company as Owner Trustee.

(4.14) Class B(2002-1) Terms Document dated as of May 1, 2002 between Bank One Issuance Trust as Issuer and Wells Fargo Bank Minnesota, National Association as Indenture Trustee and Collateral Agent.

(4.15) Class C(2002-1) Terms Document dated as of May 1, 2002 between Bank One Issuance Trust as Issuer and Wells Fargo Bank Minnesota, National Association as Indenture Trustee and Collateral Agent.

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     FIRST USA BANK, NATIONAL ASSOCIATION,
                                     as Originator of the First USA Credit Card
                                     Master Trust and Bank One Issuance Trust and as Co-Registrant and as Servicer on behalf of the First USA Credit Card Master Trust and Bank One Issuance Trust



                                     By: /s/ Stephen R. Etherington
                                         ---------------------------------------
                                         Name:  Stephen R. Etherington
                                         Title: First Vice President




Date:  June 14, 2002